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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 6, 2000


                             Cheniere Energy, Inc.
                             ---------------------
            (Exact name of registrant as specified in its charter)



                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)


               0-9092                                     95-4352386
               ------                                     ----------
       (Commission File Number)              (IRS Employer Identification No.)

Two Allen Center
1200 Smith Street Suite 1740
Houston, Texas                                            77002-4312
-------------------------                                 ----------
(Address of principal executive office)                   (Zip code)


Registrant's telephone number, including area code:  (713) 659-1361
                                                     --------------

                                     None
                                     ----
         (Former name or former address, if changed since last report)
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Item 5.  Other Events

The company has amended its $3,100,000 loan facility to provide for an additional advance of up to $650,000 to fund a planned recompletion at West Cameron Block 49. The amendment provides for Cheniere to use the cash flows from the collateral base of this facility to repay the both obligations under the facility and approximately $1,118,000 in other liabilities related to drilling and completion costs at West Cameron Block 49. Other provisions of the amendment include a decrease in the interest rate from 12% to 10% and a change in the maturity date from August 31, 2001 to June 30, 2000. Also in connection with the amendment, Cheniere has received from the lender waivers of any breaches of covenants.



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                CHENIERE ENERGY, INC.


                                By: /s/ DON A. TURKLESON
                                   ---------------------
                                Don A. Turkleson
                                Chief Financial Officer, Treasurer and Secretary


Date: January 6, 2000

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